                                                                    EXHIBIT 99.1

CONTACTS: Kevin S. Royal
Vice President and Chief Financial Officer
Novellus Systems, Inc.
Phone: (408) 943-9700

Robin S. Yim
Vice President, Treasurer
Novellus Systems, Inc.
Phone: (408) 943-9700

FOR IMMEDIATE RELEASE

NOVELLUS SYSTEMS REPORTS RESULTS FOR THE SECOND QUARTER 2003


SAN JOSE, Calif., July 21, 2003 -- Novellus Systems, Inc. (Nasdaq NM: NVLS) today reported net sales and results of operations for its second quarter ended June 28, 2003. The second quarter 2003 net sales were $239.1 million and net income was $7.4 million or $0.05 per diluted share. Net sales for the second quarter 2003 were up 0.3 percent from $238.4 million in the first quarter of 2003 and up 7.6 percent from the second quarter 2002 net sales of $222.1 million. Net income for the second quarter 2003 was down $4.4 million or 37.4 percent from the first quarter 2003 net income of $11.9 million or $0.08 per diluted share and down $4.6 million or 38.2 percent from the second quarter 2002 net income of $12.0 million or $0.08 per diluted share.

Shipments of $226.5 million in the second quarter of 2003 represent a decrease of $8.7 million or 3.7 percent from $235.2 million reported in the first quarter of 2003. Deferred revenue at the end of the second quarter of 2003 was $114.4 million, a decrease of $12.6 million or 9.9 percent from $127.0 million at the end of the first quarter of 2003.

Cash, cash equivalents and short-term investments as of June 28, 2003 were $950.7 million, an increase of $20.9 million or 2.2 percent from the first quarter 2003 ending balance of $929.8 million.

As we have stated in the past, the Company leases a significant portion of our facilities under synthetic leases. The total cost of facilities we lease under synthetic leases is approximately $456.0 million. Due to the implementation of Financial Interpretation No. 46 ("FIN 46") in the third quarter of 2003, it will be necessary to consolidate these properties onto our balance sheet. As a result, the company expects to record a non-cash after-tax charge in the third quarter of approximately $63.0 million. The charge represents approximately $96.0 million of depreciation that would have been recorded had the company owned these assets from inception of the leases. Property and equipment will increase on a net basis by approximately $360.0 million and other non-current assets will decrease by $456.0 million. On a prospective basis, the consolidation of these assets will increase our depreciation expense and negatively impact our quarterly earnings per share by approximately $0.04. The implementation of FIN 46 will have no impact on the liquidity of the company.

Richard S. Hill, chairman and chief executive officer, said, "The second quarter of 2003 results were as expected. Japan bookings for the quarter were a bright spot. We are cautiously optimistic that bookings will increase in the third quarter as we are seeing a rebound in the PC industry and parts of the telecommunications industry."

Additionally, Hill stated, "During the second quarter, we successfully implemented the first phase of SAP, our new Enterprise Resource Management system, which provides Novellus with the infrastructure required for long-term growth and expansion. This enormously complex undertaking was successful due in large part to the hard work of our dedicated teams from Novellus, SAP and Cap Gemini Ernst & Young. Our selection of SAP software, Oracle database and Cap Gemini Ernst & Young, coupled with a Novellus high-impact team, has proven to enable one of the most efficient and cost effective implementations seen by our partners."

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

The statements regarding (i) the impact of the implementation of FIN 46 on our balance sheet, (ii) the effects of changes in the PC and telecommunications industry, (iii) SAP providing Novellus with the infrastructure for long-term growth and expansion, as well as other matters discussed in this news release that do not concern purely historical data, are forward-looking statements. The forward-looking statements involve risks and uncertainties, including, but not limited to, unanticipated changes in the demand for semiconductor capital equipment, flaws in performance, design or operation of the SAP system, and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission (SEC). Actual results could differ materially. We assume no obligation to update this information. For more details relating to risks and uncertainties that could cause actual results to differ from those anticipated in our forward-looking statements, and risks to our business in general, please refer to our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2002 and our Quarterly Report on Form 10-Q for the quarter ended March 29, 2003.

ABOUT NOVELLUS:

Novellus Systems, Inc., an S&P 500 company, manufactures, markets and services advanced deposition, surface preparation and chemical mechanical planarization equipment for today's advanced integrated circuits. Our products are designed for high-volume production of advanced, leading-edge semiconductor devices at the lowest possible cost. Headquartered in San Jose, Calif., with subsidiaries throughout the United States, as well as in the United Kingdom, France, Germany, the Netherlands, Ireland, Israel, India, China, Japan, Korea, Malaysia, Singapore and Taiwan, we are a publicly traded company on the Nasdaq stock exchange (Nasdaq: NVLS) and a component of the Nasdaq-100 Index(R). Additional information about Novellus is available on our home page at www.novellus.com.

                             NOVELLUS SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)               THREE MONTHS ENDED             SIX MONTHS ENDED
                                                --------------------------------    ---------------------
(Unaudited)                                     JUNE 28     MARCH 29    JUNE 29     JUNE 28     JUNE 29
                                                  2003        2003        2002        2003         2002
                                                --------    --------    --------    --------    ---------
Net sales                                       $239,050    $238,410    $222,147    $477,460    $ 391,826
Cost of sales                                    133,728     128,596     120,583     262,324      218,732
                                                --------    --------    --------    --------    ---------

      Gross profit                               105,322     109,814     101,564     215,136      173,094
      %                                             44.1%       46.1%       45.7%       45.1%        44.2%

Operating expenses:
   Selling, general and administrative            44,444      42,631      39,478      87,075       74,164
   Research and development                       56,509      57,006      58,727     113,515      112,773
   Restructuring and other charges (benefits)         --          --          --          --       (4,389)
                                                --------    --------    --------    --------    ---------

Total operating expenses                         100,953      99,637      98,205     200,590      182,548
      %                                             42.2%       41.8%       44.2%       42.0%        46.6%

Income (loss) from operations                      4,369      10,177       3,359      14,546       (9,454)
      %                                              1.8%        4.3%        1.5%        3.0%       -2.4%

Other income, net                                  5,537       5,652      11,847      11,189       29,516
                                                --------    --------    --------    --------    ---------

Income before income taxes                         9,906      15,829      15,206      25,735       20,062
Provision for income taxes                         2,476       3,957       3,193       6,433        4,213
                                                --------    --------    --------    --------    ---------

Net income                                      $  7,430    $ 11,872    $ 12,013    $ 19,302    $  15,849
                                                ========    ========    ========    ========    =========

Net income per share:
      Basic net income per share                $   0.05    $   0.08    $   0.08    $   0.13    $    0.11
                                                ========    ========    ========    ========    =========
      Diluted net income per share              $   0.05    $   0.08    $   0.08    $   0.13    $    0.11
                                                ========    ========    ========    ========    =========

Shares used in basic per share calculation       149,950     149,434     145,120     149,692      144,687
                                                ========    ========    ========    ========    =========
Shares used in diluted per share calculation     153,034     152,229     151,053     152,631      150,838
                                                ========    ========    ========    ========    =========

                             NOVELLUS SYSTEMS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              (EXCLUDING CERTAIN UNUSUAL CHARGES AND BENEFITS)(1)

(In thousands, except per share amounts)               THREE MONTHS ENDED             SIX MONTHS ENDED
                                                --------------------------------    ---------------------
(Unaudited)                                     JUNE 28     MARCH 29    JUNE 29     JUNE 28     JUNE 29
                                                  2003        2003        2002        2003         2002
                                                --------    --------    --------    --------    ---------
Net sales                                       $239,050    $238,410    $222,147    $477,460    $ 391,826
Cost of sales                                    133,728     128,596     120,583     262,324      218,732
                                                --------    --------    --------    --------    ---------

      Gross profit                               105,322     109,814     101,564     215,136      173,094
      %                                             44.1%       46.1%       45.7%       45.1%        44.2%

Operating expenses:
   Selling, general and administrative            44,444      42,631      39,478      87,075       74,164
   Research and development                       56,509      57,006      58,727     113,515      112,773
                                                --------    --------    --------    --------    ---------

Total operating expenses                         100,953      99,637      98,205     200,590      186,937
      %                                             42.2%       41.8%       44.2%       42.0%        47.7%

Income (loss) from operations                      4,369      10,177       3,359      14,546      (13,843)
      %                                              1.8%        4.3%        1.5%        3.0%       -3.5%

Other income, net                                  5,537       5,652      11,847      11,189       24,913
                                                --------    --------    --------    --------    ---------

Income (loss) before income taxes                  9,906      15,829      15,206      25,735       11,070
Provision (benefit) for income taxes               2,476       3,957       3,193       6,433        2,325
                                                --------    --------    --------    --------    ---------

Net income (loss)                               $  7,430    $ 11,872    $ 12,013    $ 19,302    $   8,745
                                                ========    ========    ========    ========    =========

Net income per share:
      Basic net income (loss) per share         $   0.05    $   0.08    $   0.08    $   0.13    $    0.06
                                                ========    ========    ========    ========    =========
      Diluted net income (loss) per share       $   0.05    $   0.08    $   0.08    $   0.13    $    0.06
                                                ========    ========    ========    ========    =========

Shares used in basic per share calculation       149,950     149,434     145,120     149,692      144,687
                                                ========    ========    ========    ========    =========
Shares used in diluted per share calculation     153,034     152,229     151,053     152,631      150,838
                                                ========    ========    ========    ========    =========

A reconciliation of our net income excluding certain unusual charges and benefits to our net income under accounting principles generally accepted in the United States of America is presented below:

NET INCOME EXCLUDING UNUSUAL CHARGES
   AND BENEFITS                                 $  7,430    $ 11,872    $ 12,013    $ 19,302    $   8,745

UNUSUAL BENEFITS (CHARGES):
   Severance charges                                  --          --          --          --       (3,273)
   Bad debt recovery                                  --          --          --          --        7,662
   Gain on a sale of investment                       --          --          --          --        4,603
                                                --------    --------    --------    --------    ---------
      Total  benefits                                 --          --          --          --        8,992
   Adjustments on provision for income taxes          --          --          --          --       (1,888)
                                                --------    --------    --------    --------    ---------
NET INCOME                                      $  7,430    $ 11,872    $ 12,013    $ 19,302    $  15,849
                                                ========    ========    ========    ========    =========

      (1) The condensed consolidated statements of operations (excluding certain unusual charges and benefits) are intended to present our operating results, excluding certain unusual charges, benefits and related adjustments on provisions for income taxes. These condensed consolidated statements of operations are not in accordance with or an alternative for accounting principles generally accepted in the United States of America and may be different from similar measures by other companies.

                             NOVELLUS SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)                                      JUNE 28     DECEMBER 31
                                                     2003          2002
                                                  (Unaudited)        *
                                                  -----------   -----------
                    ASSETS

CURRENT ASSETS:
   Cash and short-term investments                $   950,697   $ 1,019,652
   Accounts receivable, net                           213,215       192,862
   Inventories                                        244,709       257,358
   Deferred taxes and other current assets            150,381       164,062
                                                  -----------   -----------
      Total current assets                          1,559,002     1,633,934

Property and equipment, net                           174,192       179,926
Notes receivable                                      397,429       397,429
Goodwill                                              163,136       163,136
   Intangible and other assets                        106,650       119,569
                                                  -----------   -----------

   TOTAL ASSETS                                   $ 2,400,409   $ 2,493,994
                                                  ===========   ===========

     LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable and accrued liabilities       $   157,562   $   192,691
   Deferred profit                                     55,019        55,613
   Income taxes payable                                 5,944        14,070
   Short-term obligations                                 814         2,799
   Convertible subordinated debentures                     --       116,437
                                                  -----------   -----------
      Total current liabilities                       219,339       381,610

Deferred income tax liabilities                        20,386        19,502
Other liabilities                                      37,200        37,194
                                                  -----------   -----------
Total liabilities                                     276,925       438,306
                                                  -----------   -----------

SHAREHOLDERS' EQUITY:
   Common stock                                     1,533,834     1,487,281
   Retained earnings and accumulated other
      comprehensive income                            589,650       568,407
                                                  -----------   -----------
      Total shareholders' equity                    2,123,484     2,055,688
                                                  -----------   -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $ 2,400,409   $ 2,493,994
                                                  ===========   ===========

* The December 31, 2002 condensed consolidated balance sheet was derived from our audited consolidated financial statements.

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